As filed with the Securities and Exchange Commission on November 7, 2011



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENTCOMPANIES

                  Investment Company Act file number 811-07737

                               THE PURISIMA FUNDS
               (Exact name of registrant as specified in charter)



                              13100 SKYLINE BLVD.
                           WOODSIDE, CALIFORNIA 94062
              (Address of principal executive offices) (Zip code)



                        U. S. BANCORP FUND SERVICES, LLC
                       2020 EAST FINANCIAL WAY, SUITE 100
                           GLENDORA, CALIFORNIA 91741

                    (Name and address of agent for service)



                                 (650) 851-3334
               Registrant's telephone number, including area code



Date of fiscal year end: AUGUST 31



Date of reporting period:  AUGUST 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.




THE PURISIMA FUNDS
--------------------------------------------
ANNUAL REPORT
AUGUST 31, 2011
The Purisima Total Return Fund

--------------------------------------------


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



TABLE OF CONTENTS

        A Letter to Our Shareholders                                     2

        Sector Breakdown                                                 6

        Expense Example                                                  6

        Schedule of Investments                                          8

        Statement of Assets and Liabilities                             14

        Statement of Operations                                         15

        Statement of Changes in Net Assets                              16

        Financial Highlights                                            17

        Notes to Financial Statements                                   18

        Other Information                                               26

        Report of Independent Registered Public Accounting Firm         27

        Trustees and Officer Information                                28

        Privacy Notice                                                  32

INVESTMENT OBJECTIVES

PURISIMA TOTAL RETURN FUND

The Purisima Total Return Fund ("the Fund") seeks a high total return. (Total return includes capital appreciation, dividend and interest income, and distributions).









EACH FUND RESERVES THE RIGHT TO REJECT ANY ORDER FOR THE PURCHASE OF ITS SHARES OR TO LIMIT OR SUSPEND, WITHOUT PRIOR NOTICE, THE OFFERING OF ITS SHARES. THE REQUIRED MINIMUM INVESTMENTS MAY BE WAIVED IN THE CASE OF CERTAIN QUALIFIED RETIREMENT PLANS. THE FUNDS WILL NOT ACCEPT YOUR ACCOUNT IF YOU ARE INVESTING FOR ANOTHER PERSON AS ATTORNEY-IN-FACT. THE FUNDS ALSO WILL NOT ACCEPT ACCOUNTS WITH A "POWER OF ATTORNEY" IN THE REGISTRATION SECTION OF THE PURCHASE APPLICATION.

A LETTER TO OUR SHAREHOLDERS

Welcome to the annual report for the Purisima Total Return Fund for the 12-month period ending August 31, 2011. The primary investment objective of the Fund is achieving high total return for shareholders.

MARKET REVIEW AND OUTLOOK

The period began with a rally following a steep correction in 2010 ostensibly caused by fears of eurozone debt and a global economic slowdown. The period ended with a new correction caused by similar concerns. Still, the MSCI World gained 15.06% for the period.

Some economic metrics slowed, but growth rate volatility is normal, and overall, the global economic expansion remains on track in our view. Further, a material portion of the slowdown can be tied to earthquake -related supply chain disruptions from Japan. Those effects should be fleeting and are already showing signs of rebounding. Our expectation is global growth and corporate earnings should be fine in the period ahead--better than most expect--with the US among the developed world's leaders.

QE2 (the second round of the Fed's quantitative easing following the 2008 debt crisis) ended with very little fanfare. Camps were very divided on QE2--some hopeful it would spur lending and investment, others fearing it would cause an inflationary death cycle. Neither happened. In our view, QE2 was largely unnecessary since both the economy and markets were already recovering on their own; however, it did seemingly provide a nice sentiment boost in Q4 2010. Beyond that, QE2 didn't do as much as the critics feared or the proponents hoped. While we believe QE2 heightens the risk of inflation down the road, there are ample forces keeping prices in check for now.

Headlines and pundit commentary took on tones that sounded amazingly like a year earlier--almost as if they were ghosts returning to haunt us--the overriding themes being debt and fears of a "double-dip" recession.

On the debt side, the old-ghost fears refocused on PIIGS (Portugal, Italy, Ireland, Greece and Spain) and new fears focused on government debt versus the US debt ceilings. All this contributed to a market pullback. Our view is the other eurozone members have significant incentive to take whatever steps necessary to maintain their monetary union--at least for the near term.

By mid-year 2011, the fear there would be a huge crisis leading to economic implosion from US municipal bond defaults causing a new debt contagion was dead in the water. Instead, muni prices are up and defaults are down over last year. There will surely be more defaults this year, but nothing approaching a catastrophe as was widely expected as 2011 began. In the same vein, state tax receipts are up and budget gaps narrowing--as is normal in an expansion.

Despite none of these fears having real validity in our view, the fears won't go away. Instead, we believe they likely continue morphing and contributing to short-term volatility, the proverbial "wall of worry" bull markets legendarily love to climb

FUND POSITIONING

For the 12-month period ending August 31, 2011, the Fund outperformed the MSCI World Index benchmark (19.05% versus 15.06%, respectively). In aggregate, country positioning benefited returns relative to the benchmark. The Fund's overweights to Emerging Markets and the US and underweights to Italy and Japan helped returns, while an underweight to Australia and overweight to the Netherlands detracted.

Sector positioning also had a slight positive impact on relative returns. The Fund's overweights to Materials and Energy and underweights to Financials, Health Care and Utilities contributed positively to returns, while an underweight to Consumer Staples detracted.

Stock selection in aggregate benefited the Fund's returns. Stock selection in the US, Germany, UK, Netherlands and France boosted returns, while stock selection in Japan, Spain and Switzerland detracted. On a sector basis, stock selection in Industrials, Materials, Health Care, Information Technology, Energy and Consumer Discretionary added to returns, while stock selection in Financials detracted.

CLOSING REMARKS

We cannot identify material, negative fundamental issues not already well known and hence digested into market pricing. The pullback that began in April 2011 knocked a lot of optimism out of folks. As 2011 began, we saw two very divided sentiment camps--newly bullish and dug-in bearish--contributing to ongoing back-and-forth market action. Today, many of the newly converted bulls have become bears again, making overall sentiment far more negative than positive--just as it was when 2009 and 2010 began, in our view. Looking forward, we believe overly dour sentient against a backdrop of solid fundamentals bodes well for stocks in the period ahead.

Thank you for your continued interest and support.

Sincerely,




/s/ KENNETH FISHER
-------------------------------
Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

OPINIONS EXPRESSED ABOVE ARE THOSE OF KENNETH L. FISHER AND ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS

FUND HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL

MUTUAL FUND INVESTING INVOLVES RISK OF LOSS. PRINCIPAL LOSS IS POSSIBLE. THE FUND MAY USE SHORT SALES OF SECURITIES, WHICH INVOLVE THE RISK THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING A GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THESE RISKS ARE GREATER FOR EMERGING MARKETS. SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS GREATER FOR LONGER-TERM DEBT SECURITIES.

THE MSCI WORLD INDEX IS A BROAD-BASED UNMANAGED CAPITALIZATION-WEIGHTED STOCK INDEX DESIGNED TO MEASURE GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE. IT CONSISTS OF 24 DEVELOPED MARKET COUNTRY INDICES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FISHER INVESTMENTS IS THE ADVISER TO THE PURISIMA FUNDS. THE PURISIMA FUNDS ARE DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC 09/11

PERFORMANCE SUMMARY
FOR YEAR ENDED AUGUST 31, 2011


PURISIMA TOTAL RETURN FUND
GROWTH OF $25,000

PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX 10,000 INVESTED FROM 8/31/01 TO 8/31/11*

                                    PURISIMA    MSCI WORLD
                                     TOTAL      INDEX NET
                                    RETURN        (USD)
                                    ------        -----
                       8/31/2001     25,000      25,000
                       2/28/2002     25,189      23,788
                       8/31/2002     20,820      20,701
                       2/28/2003     18,481      18,889
                       8/31/2003     22,948      22,962
                       2/29/2004     26,483      27,267
                       8/31/2004     24,948      26,547
                       2/28/2005     28,212      30,536
                       8/31/2005     28,741      31,354
                       2/28/2006     32,125      34,581
                       8/31/2006     32,921      36,298
                       2/28/2007     35,334      40,065
                       8/31/2007     38,068      42,459
                       2/29/2008     36,433      39,853
                       8/31/2008     33,596      37,334
                       2/28/2009     18,309      21,074
                       8/31/2009     27,762      30,908
                       2/28/2010     29,952      32,518
                       8/31/2010     27,879      31,385
                       2/28/2011     36,651      39,565
                       8/31/2011     33,189      35,923



PURISIMA TOTAL RETURN FUND                MSCI WORLD INDEX*

ONE YEAR                                  ONE YEAR
  Average Annual Total                      Average annual Total
    Return(2)**                 19.05%                Return(2)**         15.06%
FIVE-YEAR                                 FIVE-YEAR
  Average Annual Total                      Average annual Total
    Return(2)**                  0.16%        Return(2)**                 -0.21%
TEN-YEAR                                  TEN-YEAR
  Cumulative Total Return(1)**  32.76%      Cumulative Total Return(1)**  43.69%
  Average Annual Total                      Average annual Total
    Return(2)**                  2.87%        Return(2)**                  3.69%

PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800-841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

(1) Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

* The MSCI World Index is an unmanaged global stock index comprised of various world stock markets, including the U.S. The total return of a $25,000 investment includes all expenses.

** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

SECTOR BREAKDOWN(1) (UNAUDITED)

                           PURISIMA TOTAL RETURN FUND
                -----------------------------------------------------
                Information Technology                          17.4%

                Industrials                                     17.4%

                Health Care                                     14.4%

                Materials                                       13.1%

                Energy                                          12.3%

                Financials                                      10.1%

                Consumer Discretionary                           7.0%

                Consumer Staples                                 6.9%

                Telecommunication Services                       1.1%

                Mutual Funds                                     0.3%

                Utilities                                        0.0%
                -----------------------------------------------------

                Total                                          100.0%

--------
(1) Percentage of Total Investments as of August 31, 2011.


IMPORTANT INFORMATION

The following disclosure provides important information regarding the Fund's Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2011 to August 31, 2011, for the Total Return Fund.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





                                        ACTUAL         HYPOTHETICAL PERFORMANCE
PURISIMA TOTAL RETURN FUND           PERFORMANCE     (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (03/01/11)   $1,000.00             $ 1,000.00
Ending Account Value (08/31/2011)    $  905.60             $ 1,018.80
Expenses Paid During Period(1)       $    6.10             $     6.46
--------------------------------------------------------------------------------

------
(1) Expenses are equal to the Fund's expense ratio for the six month period of 1.27% for the Total Return Fund multiplied by the average account value over the period, multiplied by 184 /365 (to reflect the one-half year period).

PURISIMA TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2011

SHARES/PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 98.27%
AUSTRALIA: 1.93%
     88,100  BHP Billiton, Ltd. - ADR                             $    7,503,477
                                                                  --------------

BRAZIL: 1.49%
      3,050  Embraer SA - ADR                                             77,745
      1,230  Petroleo Brasileiro SA - ADR                                 35,731
      4,060  Ultrapar Participacoes SA                                    70,570
    199,200  Vale SA - ADR                                             5,625,408
                                                                  --------------
                                                                       5,809,454
                                                                  --------------
CANADA: 2.98%
     12,930  Agrium, Incorporated                                      1,111,463
    118,800  Bank Nova Scotia Halifax                                  6,630,228
    106,400  Cenovus Energy, Incorporated                              3,838,912
                                                                  --------------
                                                                      11,580,603
                                                                  --------------
CHILE: 0.03%
        255  Banco Santander Chile                                        23,042
      1,425  Sociedad Quimica y Minera De Chile SA - ADR                  91,599
                                                                  --------------
                                                                         114,641
                                                                  --------------
CHINA: 3.48%
     56,750  Baidu.com - ADR (a)                                       8,273,015
     34,000  China Oilfield Services, Ltd.                                53,363
        750  China Petroleum & Chemical Corporation - ADR                 73,890
     24,210  CNOOC, Ltd. - ADR                                         4,919,230
     58,000  Industrial & Commercial Bank of China, Ltd.                  38,141
    138,000  Lenovo Group, Ltd.                                           92,522
     18,800  Weichai Power Company, Ltd.                                  93,688
                                                                  --------------
                                                                      13,543,849
                                                                  --------------
COLOMBIA: 0.01%
      1,070  Ecopetrol SA - ADR                                           46,780
                                                                  --------------

CZECH REPUBLIC: 0.01%
      1,000  CEZ AS                                                       47,045
                                                                  --------------

FRANCE: 3.66%
    180,550  AXA - ADR                                                 2,870,745
     41,108  BNP Paribas SA                                            2,118,171
      5,330  LVMH Moet Hennessy Louis Vuitton SA                         903,085
     99,200  Sanofi                                                    7,219,054
     11,400  Technip SA                                                1,112,914
                                                                  --------------
                                                                      14,223,969
                                                                  --------------

8     The accompanying notes are an integral part of these financial statements.

SHARES/PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------------

GERMANY: 4.91%
    129,900  BASF AG - ADR                                        $    9,250,179
     13,800  Daimler AG                                                  746,755
     88,100  Siemens AG - ADR                                          9,091,920
                                                                  --------------
                                                                      19,088,854
                                                                  --------------

HONG KONG: 0.94%
    260,800  Cheung Kong Holdings, Ltd. - ADR                          3,638,160
                                                                  --------------

INDIA: 0.02%
      1,300  Reliance Industries, Ltd. - GDR 144A                         45,019
      2,450  Sterlite Industries India, Ltd. - ADR                        28,396
                                                                  --------------
                                                                          73,415
                                                                  --------------

INDONESIA: 0.08%
    118,000  Bank Mandiri Tbk PT                                          94,727
    152,500  Bank Rakyat Tbk PT                                          117,060
    156,400  Bumi Resources Tbk PT                                        46,280
      8,500  Gudang Garam Tbk PT                                          54,787
                                                                  --------------
                                                                         312,854
                                                                  --------------

JAPAN: 2.85%
    711,000  Hitachi, Ltd.                                             3,834,961
    135,300  Honda Motor Company, Ltd. - ADR                           4,393,191
     38,500  Komatsu, Ltd. - ADR (a)                                   1,029,875
    403,000  Mitsubishi UFJ Financial Group, Incorporated - ADR        1,813,500
                                                                  --------------
                                                                      11,071,527
                                                                  --------------

MALAYSIA: 0.04%
     21,200  CIMB Group Holdings BHD                                      50,246
     29,000  Genting BHD                                                  91,579
     31,100  MMC Corporation BHD                                          26,273
                                                                  --------------
                                                                         168,098
                                                                  --------------

MEXICO: 1.38%
    172,000  America Movil SA de CV - ADR                              4,396,320
     12,600  Fomento Economico Mexicano SAB de CV                         85,464
     40,720  Grupo Mexico SA de CV                                       138,578
      1,300  Industrias Penoles SA de CV                                  62,691
     25,725  Wal-Mart De Mexico SA de CV - ADR                           688,144
                                                                  --------------
                                                                       5,371,197
                                                                  --------------

NETHERLANDS: 2.02%
    230,800  Unilever NV - ADR                                         7,847,200
                                                                  --------------

POLAND: 0.03%
        450  Bank Pekao SA - GDR                                          23,122
        375  Bre Bank SA (a)                                              35,828
      1,075  KGHM Polska Miedz SA - GDR                                   65,284
                                                                  --------------
                                                                         124,234
                                                                  --------------




The accompanying notes are an integral part of these financial statements.     9

SHARES/PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------------

RUSSIAN FEDERATION: 0.03%
      2,050  Magnit OJSC                                          $       48,790
      4,900  OAO Gazprom - Sponsored ADR (a)                              60,165
                                                                  --------------
                                                                         108,955
                                                                  --------------

SOUTH AFRICA: 0.05%
      3,575  Anglo Amern Platinum, Ltd. - ADR                             48,942
      2,500  MTN Group, Ltd.                                              51,562
      1,550  Sasol, Ltd. - ADR                                            74,586
                                                                  --------------
                                                                         175,090
                                                                  --------------
SOUTH KOREA: 0.27%
         90  Amorepacific Corporation                                     98,027
                                                                  --------------

      2,200  Daewoo Shipbuilding & Marine Engineering
                Company, Ltd.                                             59,802
        725  Daewoo Shipbuilding & Marine Engineering
                Company, Ltd. - GDR 144A                                  39,441
      1,800  Doosan Infracore Company, Ltd. (a)                           36,697
        130  Honam Petrochemical Corporation                              43,502
      1,700  Hynix Semiconductor, Incorporated                            30,436
        680  Hyundai Department Store Company, Ltd.                      114,730
        350  Hyundai Heavy Industries Company, Ltd.                      113,676
        235  Hyundai Mobis                                                74,232
        200  Lotte Shopping Company                                       81,830
        800  POSCO - ADR                                                  76,112
        275  Samsung Electronics Company, Ltd. - GDR 144A (a)             95,890
        225  Samsung Fire & Marine Insurance Company (a)                  48,507
        600  Samsung Securities Company, Ltd.                             35,656
        615  SK Energy Company, Ltd.                                      97,422
      1,700  Woori Investment & Securities, Incorporated                  23,823
                                                                  --------------
                                                                       1,069,783
                                                                  --------------
SPAIN: 1.18%
    492,904  Banco Santander Central Hispano SA - ADR                  4,574,149
                                                                  --------------

SWITZERLAND: 7.37%
    342,000  ABB, Ltd. - ADR                                           7,274,340
    144,000  Credit Suisse Group - ADR                                 4,132,800
    146,650  Nestle SA                                                 9,082,710
     46,650  Roche Holdings AG                                         8,168,164
                                                                  --------------
                                                                      28,658,014
                                                                  --------------

TAIWAN: 0.06%
     10,112  Advanced Semiconductor Engineering,
                Incorporated - ADR                                        45,403
      1,235  Asustek Computer, Incorporated - GDR                         52,125
      6,342  Siliconware Precision Industries, Ltd. - ADR                 29,110
     10,135  Taiwan Semiconductor Manufacturing
                Company, Ltd. - ADR                                      121,316
                                                                  --------------
                                                                         247,954
                                                                  --------------


10    The accompanying notes are an integral part of these financial statements.

SHARES/PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM - 4.30%
    153,900  Anglo American Plc - ADR                             $    3,193,425
    163,850  GlaxoSmithKline Plc - ADR                                 7,017,695
    106,000  Rio Tinto Plc - ADR                                       6,482,960
                                                                  --------------
                                                                      16,694,080
                                                                  --------------
UNITED STATES: 59.15%
    134,850  Abbott Laboratories                                       7,080,973
     60,600  Allergan, Incorporated                                    4,957,686
     37,480  Amazon.com, Incorporated (a)                              8,069,069
     61,050  Anadarko Petroleum Corporation                            4,502,437
    559,900  Applied Materials, Incorporated                           6,338,068
     70,900  Boeing Company                                            4,740,374
     25,300  Brinker International, Incorporated                         571,274
     58,100  Caterpillar, Incorporated                                 5,287,100
     12,700  Cliffs Natural Resources, Incorporated                    1,052,195
    141,300  Coach, Incorporated                                       7,943,886
     66,900  Deere & Co.                                               5,406,858
    104,500  Dover Corporation                                         6,010,840
    368,850  EMC Corporation (a)                                       8,332,322
     70,000  Emerson Electric Company                                  3,258,500
    104,900  Exxon Mobil Corporation                                   7,766,796
     21,520  FMC Technologies, Incorporated (a)                          956,779
    116,500  Freeport-McMoRan Copper & Gold, Incorporated              5,491,810
    461,650  General Electric Company                                  7,529,512
      9,600  Google, Incorporated (a)                                  5,193,216
     81,600  Halliburton Company                                       3,620,592
     82,000  Honeywell International, Incorporated                     3,920,420
    299,800  Intel Corporation                                         6,034,974
     35,200  International Business Machines Corporation               6,051,232
    150,800  Johnson & Johnson                                         9,922,640
     16,850  Kansas City Southern (a)                                    912,596
    144,600  Medtronic, Incorporated                                   5,071,122
    233,300  Microsoft Corporation                                     6,205,780
     49,500  Mosaic Company                                            3,520,935
     92,100  National Oilwell Varco, Incorporated                      6,089,652
     86,400  NetApp, Incorporated (a)                                  3,250,368
     66,950  Occidental Petroleum Corporation                          5,807,243
    293,700  Oracle Corporation                                        8,244,159
    337,900  Pfizer, Incorporated                                      6,413,342
     87,800  PNC Financial Services Groups, Incorporated               4,402,292
     86,500  PPG Industries, Incorporated                              6,625,035
     63,225  Procter & Gamble Company                                  4,026,168
     98,500  Qualcomm, Incorporated                                    5,068,810
    106,100  Schlumberger, Ltd.                                        8,288,532
    133,466  Time Warner, Incorporated                                 4,225,534
     14,000  T Rowe Price Group, Incorporated                            748,720



The accompanying notes are an integral part of these financial statements.    11

SHARES/PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------------

United States (continued)
     69,300  Union Pacific Corporation                            $    6,387,381
     80,300  United Technologies Corporation                           5,962,275
     87,000  Wal-Mart Stores, Incorporated                             4,629,270
    153,000  Wells Fargo & Company                                     3,993,300
                                                                  --------------
                                                                     229,912,067
                                                                  --------------
TOTAL COMMON STOCKS
  (Cost $340,844,184)                                             $  382,005,449
                                                                  --------------

PREFERRED STOCKS: 1.08%
Brazil: 1.08%
    212,134  Banco Bradesco SA                                         3,786,592
      2,700  Companhia de Bebidas das Americas (AmBev) - ADR              96,228
      2,629  Companhia Energetica de Minas Gerais - ADR                   49,740
      5,825  Itau Unibanco Holdings SA - ADR                             105,782
      6,100  Vale SA - ADR                                               157,563
                                                                  --------------
                                                                       4,195,905
                                                                  --------------
TOTAL PREFERRED STOCKS
  (Cost $4,886,336)                                               $    4,195,905
                                                                  --------------

MUTUAL   FUNDS: 0.31%
  1,185,458  SEI Daily Income Trust Government Fund                    1,185,458
                                                                  --------------
TOTAL MUTUAL FUNDS
  (Cost $1,185,458)                                               $    1,185,458
                                                                  --------------
TOTAL INVESTMENTS
  (Cost $346,915,978): 99.66%                                        387,386,812
Other Assets in Excess of Liabilities: 0.34%                           1,328,109
                                                                  --------------
TOTAL NET ASSETS: 100.0%                                          $  388,714,921
                                                                  ==============


--------------
ADR - American Depositary Receipt.
GDR - Global Depository Receipt.
(a)   Non Income Producing.



12    The accompanying notes are an integral part of these financial statements.

INDUSTRY                                                        % OF NET ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals                                                          13.06%
Metals & Mining                                                           7.70%
Commercial Banks                                                          7.15%
Oil, Gas & Consumable Fuels                                               7.04%
Chemicals                                                                 5.31%
Energy Equipment & Services                                               5.18%
Machinery                                                                 4.65%
Food Products                                                             4.36%
Industrial Conglomerates                                                  4.28%
Aerospace & Defense                                                       3.78%
Software                                                                  3.72%
Internet Software & Services                                              3.46%
Semiconductors & Semiconductor Equipment                                  3.27%
Computers & Peripherals                                                   3.02%
Electrical Equipment                                                      2.71%
Textiles, Apparel & Luxury Goods                                          2.28%
Internet & Catalog Retail                                                 2.08%
Road & Rail                                                               1.88%
IT Services                                                               1.56%
Food & Staples Retailing                                                  1.38%
Automobiles                                                               1.32%
Health Care Equipment & Supplies                                          1.30%
Communications Equipment                                                  1.30%
Capital Markets                                                           1.27%
Wireless Telecommunication Services                                       1.14%
Media                                                                     1.09%
Household Products                                                        1.04%
Electronic Equipment & Instruments                                        0.99%
Real Estate Management & Development                                      0.94%
Insurance                                                                 0.75%
Hotels Restaurants & Leisure                                              0.17%
Multiline Retail                                                          0.05%
Beverages                                                                 0.05%
Personal Products                                                         0.02%
Electric Utilities                                                        0.02%
Auto Components                                                           0.02%
Tobacco                                                                   0.01%
                                                                        -------
  TOTAL INVESTMENT IN SECURITIES                                         99.35%
Cash Equivalent                                                           0.31%
Other Assets in Excess of Liabilities                                     0.34%
                                                                        -------
TOTAL NET ASSETS                                                         100.0%
                                                                        =======

The accompanying notes are an integral part of these financial statements.    13

PURISIMA TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2011

ASSETS:
  Investments at value (cost $346,915,978)                        $387,386,812
  Foreign currency at value (cost $1,200)                                1,199
  Cash                                                                  24,693
  Receivables:
   Interest and dividends receivable                                 1,578,188
   Receivable for Fund shares sold                                     296,298
  Prepaid expenses                                                      21,475
                                                                  ------------
  Total Assets                                                     389,308,665
                                                                  ------------

LIABILITIES:
  Payable for fund shares redeemed                                         600
  Payable to the adviser (Note 3)                                      321,460
  Accrued distribution fees (Note 4)                                   113,528
  Accrued fund administration, fund accounting,
   transfer agent and custody fees                                     105,550
  Accrued expenses                                                      52,606
                                                                  ------------
  Total Liabilities                                                    593,744
                                                                  ------------

NET ASSETS                                                        $388,714,921
                                                                  ============
Number of shares issued and outstanding
   (unlimited shares authorized, $0.01 par value)                   20,373,549
                                                                  ============

NET ASSET VALUE, REDEMPTION PRICE AND
  OFFERING PRICE PER SHARE                                        $      19.08
                                                                  ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $361,845,842
  Undistributed net investment income                                3,796,105
  Accumulated net realized loss on investments                     (17,486,916)
  Net unrealized appreciation on investments                        40,470,834
  Net unrealized appreciation on foreign currency                       89,056
                                                                  ------------
  NET ASSETS                                                      $388,714,921
                                                                  ============

14    The accompanying notes are an integral part of these financial statements.

PURISIMA TOTAL RETURN FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2011


INVESTMENT INCOME
  Dividend income(1)                                                $  9,334,764
  Interest income                                                          2,398
                                                                    ------------
  Total Investment Income                                              9,337,162
                                                                    ------------

EXPENSES
  Investment advisory fees (Note 3)                                    4,120,961
  Distribution fees (Note 4)                                             370,293
  Administration fees (Note 3)                                           300,239
  Transfer agent fees                                                    237,770
  Fund accounting fees                                                   124,998
  Custody fees                                                           115,459
  Miscellaneous expenses                                                  98,147
  Legal fees                                                              50,443
  Audit fees                                                              35,518
  Reports to shareholders                                                 29,037
  Registration fees                                                       28,360
  Trustees fees                                                           21,591
  Interest expense (Note 2)                                                   84
                                                                    ------------
  Total expenses                                                       5,532,900
                                                                    ------------

   NET INVESTMENT INCOME                                               3,804,262
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                    15,701,200
  Net realized gain on foreign currency translation                        2,731
  Change in net unrealized appreciation (depreciation)
   on investments 46,327,744 Change in net unrealized
   appreciation (depreciation) on foreign currency                        72,467
                                                                    ------------
  Net Realized and Unrealized Gain on Investments                     62,104,142
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 65,908,404
                                                                    ============

-------
(1) Net of $576,963 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.    15

PURISIMA TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED       YEAR ENDED
                                                     AUGUST 31,      AUGUST 31,
                                                       2011             2010
                                                  ------------     ------------
OPERATIONS
  Net investment income                           $  3,804,262     $  2,872,375
  Net realized gain (loss) on investments and
   foreign currency translation                     15,703,931       (4,837,360)
  Change in net unrealized appreciation
   (depreciation) on investments                    46,327,744        4,920,138
  Change in net unrealized appreciation
   (depreciation) on foreign currency                   72,467           11,880
                                                  ------------     ------------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  65,908,404        2,967,033
                                                  ------------     ------------

DISTRIBUTION TO SHAREHOLDERS
  From net investment income                        (2,869,875)      (3,798,545)
  From net realized loss on investments                   --           (175,548)
                                                  ------------     ------------
   NET DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS PAID                              (2,869,875)      (3,974,093)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                         50,178,081       43,364,621
  Proceeds from reinvestment of distributions        2,743,371        3,841,013
  Cost of shares redeemed                          (70,488,567)     (64,338,295)
                                                  ------------     ------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS    (17,567,115)     (17,132,661)
                                                  ------------     ------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS         45,471,414      (18,139,721)
                                                  ------------     ------------

NET ASSETS
Beginning of year                                  343,243,507      361,383,228
                                                  ------------     ------------
End of year (includes undistributed net
  investment income of $3,796,105 and
  $2,861,570 respectively)                        $388,714,921     $343,243,507
                                                  ============     ============

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year               21,261,151       22,248,130
                                                  ------------     ------------
Shares sold                                          2,506,283        2,464,458
Shares issued on reinvestment of distributions         138,484          221,129
Shares repurchased                                  (3,532,369)      (3,672,566)
                                                  ------------     ------------
Net decrease in capital shares                        (887,602)        (986,979)
                                                  ------------     ------------
Shares Outstanding, end of year                     20,373,549       21,261,151
                                                  ============     ============


16    The accompanying notes are an integral part of these financial statements.


PURISIMA TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                     YEAR ENDED AUGUST 31,
                                          -----------------------------------------------
                                           2011     2010     2009       2008       2007
                                          ------   ------   ------     ------     ------
Net asset value, beginning of year        $16.14   $16.24   $20.25     $24.79     $21.51
                                          ------   ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.20     0.14     0.19       0.15       0.09
  Net realized and unrealized gain
   (loss) on investments                    2.88    (0.06)   (3.79)     (2.82)      3.27
                                          ------   ------   ------     ------     ------
Total from investment operations            3.08     0.08    (3.60)     (2.67)      3.36
                                          ------   ------   ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income               (0.14)   (0.17)   (0.12)     (0.07)     (0.08)
  From net realized gain                    --      (0.01)   (0.29)     (1.80)      --
                                          ------   ------   ------     ------     ------
Total distributions                        (0.14)   (0.18)   (0.41)     (1.87)     (0.08)
                                          ------   ------   ------     ------     ------
Net asset value, end of year              $19.08   $16.14   $16.24     $20.25     $24.79
                                          ======   ======   ======     ======     ======
Total return                               19.05%    0.42%   (17.37%)   (11.75%)   15.63%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)      $388.7   $343.2   $361.4     $455.6     $465.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped                     1.34%    1.35%    1.51%      1.41%      1.39%
  After fees waived and expenses
   absorbed or recouped                     1.34%    1.36%    1.50%      1.41%      1.39%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS #                      0.92%    0.75%    1.37%      0.61%      0.37%
Portfolio turnover rate                    35.06%   10.82%   22.04%     62.96%     16.38%

------
# Net of fees waived.


The accompanying notes are an integral part of these financial statements.    17

PURISIMA TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2011

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Total Return Fund (the "Fund"), which commenced operations on October 28, 1996, one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Funds.

The investment objective of the Total Return Fund is as follows:

The Total Return Fund is a diversified fund and seeks a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks, fixed-income securities, money market instruments and other equity-type securities. The Fund's investments in different types of securities may vary significantly.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment;(II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

   B. FOREIGN CURRENCY TRANSLATION. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

        The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

        Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

   C. FEDERAL INCOME AND EXCISE TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

        The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

        The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely then not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008 - 2010), or expected to be taken in the Fund's 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

   D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

   E. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   F. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

   G. SECURITIES SOLD SHORT. To the extent the Fund engages in selling securities short, it is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

        The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

   H. RECLASSIFICATION OF CAPITAL ACCOUNTS. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications are primarily related to gains or losses on foreign currency and foreign tax gains and have no effect on net assets or net asset value per share. For the year ended August 31, 2011, the Total Return Fund increased accumulated undistributed net investment income by $148, and increased accumulated net realized loss on investments by $148.

   I. INDEMNIFICATION OBLIGATIONS. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

   J. LINE OF CREDIT. The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $8,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

        Borrowing activity under the Loan Agreement for the year ended August 31, 2011, was as follows:

          MAXIMUM                     AMOUNT         AVERAGE       AVERAGE
           AMOUNT       INTEREST  OUTSTANDING AT      AMOUNT       INTEREST
        OUTSTANDING      EXPENSE  AUGUST 31, 2011   OUTSTANDING      RATE
        -----------     --------  ---------------   -----------    --------
        $ 213,000        $ 84          $ 0            $ 2,586       2.750%

NOTE 3 - COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE
         PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short, acquired fund fees, and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses in place at the time the expenses were waived. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2011, the Advisor had previously recouped all fees previously waived and expenses absorbed from the Total Return Fund.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust's Treasurer, are employees of the Administrator. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. For the year ended August 31, 2011, Purisima Total Return Fund paid USBFS $300,239 for services rendered in its capacity as the Trust's Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2011, the Fund incurred $370,293 in distribution fees. Quasar Distributors, LLC, an affiliate of the Administrator, serves as distributor of the Fund pursuant to a Distribution Agreement with the Trust.

NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the year ended August 31, 2011 were as follows:

                        FUND            PURCHASES               SALES
                        ----            ---------               -----
                 Total Return Fund     $142,704,354         $160,989,747

NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") "Improving Disclosures about Fair Value Measurements." The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

   Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

   Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

   Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purpose, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2011 for the Fund's assets and liabilities measured at fair value:


DESCRIPTION                 LEVEL 1         LEVEL 2    LEVEL 3        TOTAL
--------------------------------------------------------------------------------
EQUITY
  Common Stock           $381,432,931     $572,518(1)    $ --      $382,005,449
  Preferred Stock        $  4,195,905     $   --         $ --      $  4,195,905
--------------------------------------------------------------------------------
TOTAL EQUITY             $385,628,836     $572,518       $ --      $386,201,354
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS              $  1,185,458     $   --         $ --      $  1,185,458
--------------------------------------------------------------------------------
TOTAL
INVESTMENTS
IN SECURITIES*           $386,814,294     $572,518       $ --      $387,386,812
================================================================================

* Please refer to the Schedule of Investments for country breakdown.

   (1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following countries:

   Indonesia    $ 312,854
   Malaysia     $ 168,098
   South Korea  $  39,441
   Taiwan       $  52,125
                ---------
                $ 572,518

There were no significant transfers between Level 1 and Level 2 during the period as compared to their classification in the previous annual report. The Fund did not hold any Level 3 securities during the year ended August 31, 2011.

NOTE 7 - FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

                                                                 TOTAL RETURN
Cost of investments for tax purposes                              $347,289,224
                                                                  ============
Gross tax unrealized appreciation                                 $ 67,573,720
Gross tax unrealized depreciation                                  (27,476,132)
Net unrealized currency appreciation                                    89,056
                                                                  ------------
Net tax unrealized appreciation                                     40,186,644
                                                                  ------------
Undistributed ordinary income                                        3,796,105
Undistributed Long Term Capital Gains                                     --
                                                                  ------------
Total distributable earnings                                         3,796,105
                                                                  ------------
Other accumulated loss                                             (17,113,670)
                                                                  ------------
Total accumulated gain                                            $ 26,869,079
                                                                  ============

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2011, the Fund has $17,113,670 of capital loss carryover which expires August 31, 2018.

The tax character of distributions paid during the fiscal years ended August 31, 2011 and 2010 were as follows:

                                 ORDINARY               LONG TERM
                                  INCOME              CAPITAL GAINS
                                -----------           -------------
Total Return Fund
   8/31/2011                    $ 2,869,875             $    --
   8/31/2010                    $ 3,798,545             $ 175,548

NOTE 8 - SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 9 - ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update ("ASU") modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

PURISIMA TOTAL RETURN FUND
OTHER INFORMATION

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

TAX NOTICE (UNAUDITED)

For the fiscal year ended August 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of dividends declared from ordinary income as qualified dividend income.

The percentage of dividend income distributed for the year ended August 31, 2011 designated as qualified dividends received deduction available to corporate shareholders is 100.00% for the Total Return Fund.

REPORT  OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PURISIMA FUNDS
WOODSIDE, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of the Purisima Total Return Fund (the "Fund"), a series of The Purisima Funds, including the schedule of investments as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima Total Return Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 25, 2011

PURISIMA TOTAL RETURN FUND
TRUSTEES AND OFFICER INFORMATION (UNAUDITED)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address,                         Position(s) Held
Date of Birth                              with Trust        Year Elected(1)
--------------------------------------------------------------------------------
Kenneth L. Fisher* (born 1950)              President              1996
13100 Skyline Blvd.
Woodside, CA 94062


--------------------------------------------------------------------------------
Pierson E. Clair III (born 1948)            Trustee                1996
13100 Skyline Blvd.
Woodside, CA 94062


--------------------------------------------------------------------------------
Scott LeFevre (born 1957)                   Trustee                2001
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Alfred D. McKelvy, Jr. (born 1948)          Trustee                2003
13100 Skyline Blvd.
Woodside, CA 94062:
--------------------------------------------------------------------------------
Bryan F. Morse (born 1952)                  Trustee                1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Grover T. Wickersham (born 1949)            Trustee                1996
13100 Skyline Blvd.
Woodside, CA 94062


--------------------------------------------------------------------------------

                                                      Number of
                                                    Portfolios in
                                                     Fund Complex       Other
          Principal Occupation(s)                     Overseen by  Directorships
           During Past Five Years                       Director        Held
--------------------------------------------------------------------------------
Chief Executive Officer and majority shareholder of      N/A             None
Fisher Investments, Inc.,  the  sole  shareholder
of the Adviser, and has served in such capacities
since the incorporation of the Adviser in 1986.
Prior thereto, he was the founder of Fisher
Investments, a sole proprietorship which commenced
operations in 1979.
--------------------------------------------------------------------------------
President and Chief Executive Officer of                  2          Signature
Brown & Haley since 1998 (fine confectioners);                       Foods, Inc.
Vice President of Blummer Chocolate Company
from 1980 to 1997, where he had been employed
since 1970.
--------------------------------------------------------------------------------
Sole proprietor of LeFevre Capital Management.            2              None
--------------------------------------------------------------------------------
Executive Director of the law firm of                     2        Diablo Valley
Berding & Weil, LLP since                                            Bank; East
1990.                                                                 Bay BOMA.
--------------------------------------------------------------------------------
Retired. Prior to retirement, sole proprietor of          2            None
Bryan F. Morse, RIA, a registered investment
adviser from 1990 to 2010.
--------------------------------------------------------------------------------
Attorney in private practice in Palo Alto,                2            None
California. Prior to entering private practice
in June of 1981, served as a Branch Chief of
the Los Angeles Regional Office of the U.S.
Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                     Position(s) Held
Name, Address, Age                      with Trust           Year Elected(1)
--------------------------------------------------------------------------------
Tom Fishel (born 1960)                     Chief                   2005
13100 Skyline Blvd.                     Compliance
Woodside, CA 94062                        Officer

--------------------------------------------------------------------------------
Katherine Taylor (born 1966)              Treasurer                2011
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Nicole Gerrard Lightner (born 1970)       Secretary                2011
13100 Skyline Blvd.
Woodside, CA 94062


--------------------------------------------------------------------------------


----------
(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.
*   "Interested person" of the Trust, as defined in the 1940 Act.

         Principal Occupation(s)
         During Past Five Years
--------------------------------------------------------------------------------
Chief  Compliance Officer of the Adviser.
Vice President of Charles Schwab & Co.,
Inc. from 1995 to 2004, where he had been
employed since 1983.
--------------------------------------------------------------------------------
Group Vice President of Finance and Treasurer
of the Advisor where she has been
employed since 2003.
--------------------------------------------------------------------------------
In-house  legal  counsel for the Adviser since
2006 and Secretary of the Adviser
since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings
LLP from 2000-2006 and at a Canadian
law firm from 1998-2000.

PRIVACY NOTICE

FISHER ASSET MANAGEMENT, LLC (doing business as Fisher Investments) and THE PURISIMA FUNDS collect non-public information about you from the following sources:

   o  Information we receive about you on applications or other forms;
   o  Information you give us orally; and
   o  Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations. We maintain physical, electronic and procedural safeguards to guard your non-public personal information. We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process. We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client's authorization, except as permitted by law. We may disclose the non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

                     This page is intentionally left blank.

THE PURISIMA FUNDS
--------------------------------------------
ANNUAL REPORT
AUGUST 31, 2011
The Purisima All-Purpose Fund

--------------------------------------------


--------------------------------------------


--------------------------------------------


--------------------------------------------


--------------------------------------------


--------------------------------------------

A LETTER TO OUR SHAREHOLDERS

Welcome to the annual report for the Purisima All-Purpose Fund for the 12-month period ending August 31, 2011. The Fund seeks to provide protection against declines in the value of the US and foreign equity markets. During the period, the Fund was primarily invested in US government securities and cash.

Thank you for your continued interest and support.

Sincerely,


/S/ KENNETH FISHER
-------------------
Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

OPINIONS EXPRESSED ABOVE ARE THOSE OF KENNETH L. FISHER AND ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

FUND HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE FUND MAY USE SHORT SALES OF SECURITIES, WHICH INVOLVE THE RISK THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURES CONTRACTS, WHICH HAVE THE RISKS OF UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND MAY INVEST IN DEBT SECURITIES WHICH TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS GREATER FOR LONGER-TERM DEBT SECURITIES.

THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND. AN INVESTMENT IN THE FUND IS NOT SUITABLE FOR ALL INVESTORS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FISHER INVESTMENTS IS THE ADVISER TO THE PURISIMA FUNDS. THE PURISIMA FUNDS ARE DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC. 09/11

PERFORMANCE SUMMARY (UNAUDITED)
FOR YEAR ENDED AUGUST 31, 2011

PURISIMA ALL-PURPOSE FUND
GROWTH OF $25,000
PURISIMA ALL-PURPOSE FUND CUMULATIVE TOTAL RETURN VERSES MERRILL LYNCH U.S. TREASURY BILLS 0-3 MONTHS INDEX $25,000 INVESTED FROM FUND INCEPTION ON 11/01/05 TO 8/31/11*


                                             MERRILL LYNCH U.S. TREASURY BILLS
  MONTH         PURISIMA ALL-PURPOSE FUND              0-3 MONTHS INDEX
  -----         -------------------------              ----------------
 11/1/2005              25,000                              25,000
 2/28/2006              25,400                              25,321
 5/31/2006              25,878                              25,614
 8/31/2006              26,406                              25,935
11/30/2006              26,858                              26,265
 2/28/2007              27,270                              26,590
 5/31/2007              27,757                              26,946
 8/31/2007              28,325                              27,308
11/30/2007              28,703                              27,623
 2/29/2008              29,229                              27,881
 5/31/2008              29,373                              27,983
 8/31/2008              29,545                              28,125
11/30/2008              29,890                              28,270
 2/28/2009              29,841                              28,275
 5/31/2009              30,437                              28,296
 8/31/2009              30,347                              28,311
11/30/2009              30,317                              28,327
 2/28/2010              30,237                              28,332
 5/31/2010              30,116                              28,340
 8/31/2010              30,056                              28,352
11/30/2010              29,965                              28,360
 2/28/2011              29,875                              28,372
 5/31/2010              29,754                              28,387
 8/31/2010              29,663                              28,394


PURISIMA ALL-PURPOSE FUND                 MERRILL LYNCH U.S. TREASURY BILLS
                                          0-3 MONTHS INDEX

ONE YEAR                                  ONE YEAR
  Annual Total Return**        -1.31%       Annual Total Return**          0.15%

SINCE  INCEPTION (11/01/2005)             SINCE  INCEPTION (11/01/2005)
 Cumulative Total Return(1)**  18.65%       Cumulative Total Return(1)**  12.80%
 Average Annual Total                       Average Annual Total
   Return(2)**                  2.98%         Return(2)**                  2.09%


PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
1. Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The Merrill Lynch US Treasury Bills 0-3 Months Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

SECTOR BREAKDOWN(1) (UNAUDITED)

             PURISIMA ALL-PURPOSE FUND
---------------------------------------------
Mutual Funds                            79.5%
U.S. Treasury Obligations               20.5%
---------------------------------------------
Total                                  100.0%

(1) Percentage of Total Investments as of August 31, 20011

IMPORTANT INFORMATION

The following disclosure provides important information regarding the Fund's Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2011 to August 31, 2011 for the Purisima All-Purpose Fund.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (UNAUDITED)

PURISIMA ALL-PURPOSE FUND             ACTUAL          HYPOTHETICAL PERFORMANCE
(Inception date: 11/01/2005)        PERFORMANCE      (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------

Beginning Account Value (03/01/11)    $1,000.00              $1,000.00

Ending Account Value (08/31/11)       $  992.90              $1,017.64

Expenses Paid During Period(1)        $    7.53              $    7.63
--------------------------------------------------------------------------------





(1) Expenses are equal to the Fund's expense ratio for the six month period of 1.50% for the Purisima All-Purpose Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PURISIMA ALL-PURPOSE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2011


PRINCIPAL AMOUNT                                                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 20.3%
        10,000          1.000%, 12/31/2011                    $ 10,033
                                                              --------
                TOTAL U.S. TREASURY NOTES (COST $10,017)        10,033
                                                              --------

SHARES                                                          VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS - 78.4%
        38,809  SEI Daily Income Trust Government Fund          38,809
                                                              --------
                TOTAL MUTUAL FUNDS (COST $38,809)             $ 38,809
                                                              --------
TOTAL INVESTMENTS (COST $48,826) - 98.7%                      $ 48,842
Other Assets in Excess of Liabilities - 1.3%                       661
                                                              --------
TOTAL NET ASSETS - 100.0%                                     $ 49,503
                                                              --------








   The accompanying notes are an integral part of these financial statements.

                           PURISIMA ALL-PURPOSE FUND

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2011
--------------------------------------------------------------------------------

                                                              ALL-PURPOSE FUND
                                                              ----------------
ASSETS

  Investments in securities, at cost                              $ 48,826
                                                                  ========
  Investments in securities, at value                             $ 48,842
  Receivables:

   Dividends and interest                                               19
  Due from Adviser (Note 3)                                         12,146
  Prepaid expenses                                                  13,624
                                                                  --------
   Total Assets                                                     74,631
                                                                  --------

LIABILITIES

  Accrued administration fees (Note 3)                               3,560
  Accrued transfer agent fees                                        2,507
  Accrued audit fees                                                12,000
  Accrued fund accounting fees                                       5,039
  Accrued reports to shareholders                                    1,496
  Other accrued expenses                                               526
                                                                  --------
   Total Liabilities                                                25,128
                                                                  --------

NET ASSETS                                                        $ 49,503
                                                                  ========
Number of shares issued and outstanding
  (unlimited shares authorized, $0.01 par value)                     5,041
                                                                  ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                                        $ 9 .82
                                                                  ========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 49,487
  Net unrealized appreciation on investments                            16
                                                                  --------
   Net assets                                                     $ 49,503
                                                                  ========




   The accompanying notes are an integral part of these financial statements.

                           PURISIMA ALL-PURPOSE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2011
--------------------------------------------------------------------------------

                                                                ALL-PURPOSE FUND
                                                                ----------------
INVESTMENT INCOME
  Income
   Interest                                                          $     221
                                                                     ---------
    Total income                                                           221
                                                                     ---------
Expenses
  Administration fees                                                   40,694
  Fund accounting fees                                                  31,045
  Trustee fees                                                          22,203
  Registration fees                                                     21,313
  Transfer agent fees                                                   15,124
  Audit fees                                                            12,151
  Reports to shareholders                                                5,146
  Custody fees                                                           3,072
  Miscellaneous                                                            526
  Advisory fees                                                            498
  Legal fees                                                                 7
                                                                     ---------
   Total expenses                                                      151,779
   Less: Expenses waived and reimbursed by Adviser (Note 3)           (151,032)
                                                                     ---------
   Net expenses                                                            747
                                                                     ---------
    NET INVESTMENT LOSS                                                   (526)
                                                                     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Change in net unrealized appreciation
   (depreciation) on investments                                          (129)
                                                                     ---------
   Net loss on investments                                                (129)
                                                                     ---------

   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $    (655)
                                                                     =========


   The accompanying notes are an integral part of these financial statements.

                           PURISIMA ALL-PURPOSE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED
                                                 AUGUST 31, 2011 AUGUST 31, 2010
                                                 --------------- ---------------

INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss)                       $  (526)         $  (485)
  Net realized gain on investments                      --                  1
  Change in net unrealized appreciation
   (depreciation) on investments                        (129)             (23)
                                                     -------          -------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                     (655)            (507)
                                                     -------          -------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income                            --               (712)
  From net realized gains from investments              --               --
                                                     -------          -------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  --               (712)
                                                     -------          -------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a)                 --                712
                                                     -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (655)            (507)
                                                     -------          -------
NET ASSETS
  Beginning of year                                   50,158           50,665
                                                     -------          -------
  END OF YEAR                                        $49,503          $50,158
                                                     =======          =======

  Undistributed net investment income (loss)         $  --            $  --
                                                     =======          =======

(a) A summary of capital share transactions is as follows:

                                YEAR ENDED            YEAR ENDED
                              AUGUST 31, 2011       AUGUST 31, 2010
                              ---------------       ---------------
                              SHARES    VALUE       SHARES    VALUE
                              ------    -----       ------    -----
Shares sold                    --       $ --         --       $ --
Shares issued on reinvestment
  of distributions             --         --         71         712
Shares redeemed                --         --         --         --
                              ------    -----       ------    -----
Net increase                   --       $ --         71       $   7
                              ======    =====       ======    =====





The accompanying notes are an integral part of these financial statements.


PURISIMA ALL-PURPOSE FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR.
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                       FOR THE        FOR THE      FOR THE     FOR THE      FOR THE
                                      YEAR ENDED     YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED
                                      AUGUST 31,      AUGUST 31,   AUGUST 31, AUGUST 31,   AUGUST 31,
                                        2011            2010         2009       2008         2007
                                      ----------------------------------------------------------------

Net asset value, beginning of year       $ 9.95        $10.19        $10.27      $10.47      $10.50
                                         ------        ------        ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   (0.10)        (0.10)         0.19        0.46        0.69
  Net realized and unrealized gain
   (loss) on investments                  (0.03)         --            0.08       (0.03)       0.04
                                         ------        ------        ------      ------      ------
Total from investment operations          (0.13)        (0.10)         0.27        0.43        0.73
                                         ------        ------        ------      ------      ------
LESS DISTRIBUTIONS:
  From net investment income               0.00         (0.14)        (0.35)      (0.63)      (0.76)
  From net realized gain                   --             --             -- *       --          --
                                         ------        ------        ------      ------      ------
Total distributions                        --           (0.14)        (0.35)      (0.63)      (0.76)
                                         ------        ------        ------      ------      ------
Net asset value, end of year             $ 9.82        $ 9.95        $10.19      $10.27      $10.47
                                         ======        ======        ======      ======      ======
Total return                               (1.31%)       (0.96%)       2.71%       4.31%       7.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (thousands)    $ 49.5        $ 50.2        $ 50.7      $ 29.5      $ 28.3
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                     304.53%       294.12%       357.92%     500.20%     545.57%
  After fees waived                        1.50%         1.50%         1.50%       1.50%       1.50%
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS #                  (1.06%)       (0.96%)       2.28%       4.44%       6.66%
Portfolio turnover rate                    0.00%         0.00%         0.00%       0.00%       0.00%

------------
# Net of fees waived.
* Amount represents less than $0.01 per share.


   The accompanying notes are an integral part of these financial statements.

                           PURISIMA ALL-PURPOSE FUND

NOTES TO FINANCIAL STATEMENTS
August 31, 2011

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in a series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the "Fund"), a non-diversified fund which commenced operations on November 1, 2005. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Fund.

The investment objective of the Purisima All-Purpose Fund is as follows:

The Fund seeks to provide protection against declines in the value of the U.S. and foreign equity markets. It invests in derivative securities, money market instruments and other securities, including U.S. and foreign common stocks, and fixed income securities. From its inception through August 31, 2011, the Fund has invested exclusively in money-market instruments.

For the year ended August 31, 2011, the All Purpose Fund invested 78.4% of its assets in the SEI Daily Income Trust Government Fund. The SEI Daily Income Trust Government invests in U.S. Government securities. The Financial Statements of the SEI Daily Income Trust Government Fund, including disclosure of the risks, performance, expenses or other information is available through the SEC website at http://www.sec.gov.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in

                           PURISIMA ALL-PURPOSE FUND

          good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

     B. FOREIGN CURRENCY TRANSLATION. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

          Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

     C. FEDERAL INCOME AND EXCISE TAXES. The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

          In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

          The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

          The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely then not" to be sustained assuming examination by tax authorities.

                           PURISIMA ALL-PURPOSE FUND

          Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008 - 2010), or expected to be taken in the Fund's 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

     E. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     F. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     G. OPTIONS. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. "Fair value" of other private options are valued after consulting with the Adviser using a mathematical model.

          Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Fund may purchase options which are included in the Fund's Schedules of Investments and subsequently marked to market to reflect the current value of the option. At August 31, 2011, the Fund had no options outstanding.

                           PURISIMA ALL-PURPOSE FUND

     H. SECURITIES SOLD SHORT. To the extent the Fund engages in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short. I . Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER
         SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31 2011, the Fund paid the Adviser $498.

As of August 31, 2011, the Adviser has reimbursed the Fund $151,032 to limit its total expenses to not more than 1.50% of the average daily net assets.

                           PURISIMA ALL-PURPOSE FUND

At August 31, 2011 the Adviser may recapture a portion of the following amounts that have been paid and/or waived on behalf of the Fund no later than the date as stated below:

FUND                 AUGUST 31, 2012      AUGUST 31, 2013        AUGUST 31, 2014
-----                ---------------      ---------------        ---------------
Purisima
  All-Purpose Fund     $  148,806            $ 147,529             $ 151,032

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust's Treasurer, are employees of the Administrator. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the year ended August 31, 2011, Purisima All-Purpose Fund paid USBFS $40,694 for services rendered in its capacity as the Fund's Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of the Fund and acts as the Fund's distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund's shares.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of distribution activities, including the engagement of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2011, the Fund did not utilize the Plan.

NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2011, were as follows:

FUND                            PURCHASES                       SALES
----                            ---------                       -----
Purisima All-Purpose Fund          $ 0                           $ 0

NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") "Improving Disclosures about Fair Value Measurements." The ASU requires enhanced disclosures about a) transfers into and out of Level 1 and 2, and b) purchases, sales, issuance, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. The second disclosure will become effective for fiscal years beginning after December 15, 2010,

                           PURISIMA ALL-PURPOSE FUND

and for interim periods within those fiscal years.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

     Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

     Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participate would is in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purpose, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2011 for the Fund's assets and liabilities measured at fair value:

Description                      Level 1         Level 2     Level 3      Total
--------------------------------------------------------------------------------
FIXED INCOME
  Federal Agency Obligations      $  --          $10,033        $-      $10,033
--------------------------------------------------------------------------------
TOTAL FIXED INCOME                $  --          $10,033        $-      $10,033
SHORT-TERM INVESTMENTS            $38,809        $  --          $-      $38,809
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES   $38,809        $10,033        $-      $48,842
--------------------------------------------------------------------------------

                           PURISIMA ALL-PURPOSE FUND

There were no significant transfers between level 1 & 2 during current period presented. The Fund did not hold any level 3 securities during the period.

NOTE 7 - FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences, if any, are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes. For the year ended August 31, 2011, the All Purpose Fund decreased accumulated net investment loss by $526, and decreased accumulated net realized gain on investments and paid-in capital by $1 and $525, respectively.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

                                                          All-Purpose
                                                          -----------
Cost of investments for tax purposes                        $ 48,826
                                                          ===========
Gross tax unrealized appreciation                           $     16
Gross tax unrealized depreciation                           $     --
                                                          -----------
Net tax unrealized appreciation                             $     16
                                                          -----------
Undistributed long term gain                                $     --
                                                          ===========
Total accumulated earnings                                  $     16
                                                          ===========

The tax character of distributions paid during the fiscal years ended August 31, 2011 and 2010 were as follows:

                                   Ordinary Income  Long Term Capital Gains
                                   ----------------------------------------
Purisima All-Purpose Fund
        8/31/2011                         --              --
        8/31/2010                        $712             --

NOTE 8 - SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that exited at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclosed the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

                           PURISIMA ALL-PURPOSE FUND

NOTE 9 - NEW ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update ("ASU") modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PURISIMA FUNDS
WOODSIDE, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of the Purisima All- Purpose Fund (the "Fund"), a series of The Purisima Funds, including the schedule of investments as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima All-Purpose Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
OCTOBER 25, 2011

OTHER INFORMATION

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

TAX NOTICE (UNAUDITED)

Additional Information applicable to foreign shareholders only: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the year ended August 31, 2011 is 0.00%.

                  TRUSTEES AND OFFICER INFORMATION (Unaudited)

     The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1- 800-841-0199.

     The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                                                                                  COMPLEX        OTHER
                                                                                                OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS,        POSITION(S) HELD    YEAR                PRINCIPAL                            DIRECTOR        HELD
                         WITH TRUST   ELECTED (1)   OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Fisher*      President         1996  Chief Executive Officer and majority                 N/A         None
(born 1950)                                     shareholder of Fisher Investments, Inc., the sole
13100 Skyline Blvd.                             shareholder of the Adviser, and has served in
Woodside, CA 94062                              such capacities since the incorporation of the
                                                Adviser in 1986. Prior thereto, he was the
                                                founder of Fisher Investments, a sole
                                                proprietorship which commenced operations in
                                                1979.

Pierson E. Clair III    Trustee           1996  President and Chief Executive Officer of              2         Signature
(born 1948)                                     Brown & Haley since 1998 (fine confectioners);                  Foods, Inc.
13100 Skyline Blvd.                             Vice President of Blummer Chocolate Company from
Woodside, CA 94062                              1980 to 1997, where he had been employed
                                                since 1970.

Scott LeFevre           Trustee           2001  Sole proprietor of LeFevre Capital Management.        2         None
(born 1957)
13100 Skyline Blvd.
Woodside, CA 94062

Alfred D. McKelvy, Jr.  Trustee           2003   Executive Director of the law firm of Berding &      2         Diablo Valley
(born 1948)                                      Weil, LLP since 1990.                                          Bank; East Bay
13100 Skyline Blvd.                                                                                             BOMA.
Woodside, CA 94062:

Bryan F. Morse          Trustee           1996  Retired.  Prior to retirement, sole proprietor
(born 1952)                                     of Bryan F. Morse, RIA, a registered investment
13100 Skyline Blvd.                             adviser from 1990 to 2011.                            2         None
Woodside, CA 94062

Grover T. Wickersham    Trustee           1996  Attorney  in  private practice in Palo Alto,          2         None
(born 1949)                                     California. Prior to entering private practice in
13100 Skyline Blvd.                             June of 1981, served as a Branch Chief of the
Woodside, CA 94062                              Los Angeles Regional Office of the U.S.
                                                Securities and Exchange Commission.

Tom Fishel              Chief             2005  Vice President and Chief Compliance Officer of
(born 1960)             Compliance              the Adviser. Vice President of Charles Schwab
13100 Skyline Blvd.     Officer                 & Co., Inc. from 1995 to 2004, where he had
Woodside, CA 94062                              been employed since 1983.

Katherine Taylor        Treasurer         2011  Group Vice President of Finance and Treasurer
(born 1966)                                     of the Advisor where she has been employed
13100 Skyline Blvd.                             since 2003.
Woodside, CA 94062

--------
(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

* "Interested person" of the Trust, as defined in the 1940 Act.


                                       21

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                                                                                  COMPLEX        OTHER
                                                                                                OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS,        POSITION(S) HELD    YEAR                PRINCIPAL                            DIRECTOR        HELD
                         WITH TRUST   ELECTED (2)   OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------

Nicole  Gerrard Lightner  Secretary       2011  In-house legal counsel for the Adviser
(born 1970)                                     since 2006  and Secretary of the Adviser
13100 Skyline Blvd.                             since 2008. Prior to joining the Adviser,
Woodside, CA 94062                              she was an attorney at Paul Hastings
                                                LLP from 2000-2006 and at a Canadian
                                                law firm from 1998-2000.

















--------
(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

* "Interested person" of the Trust, as defined in the 1940 Act.


                                 PRIVACY NOTICE

Fisher Asset Management, LLC (doing business as Fisher Investments) and the Purisima Funds collect non-public information about you from the following sources:

o Information we receive about you on applications or other forms;

o Information you give us orally; and

o Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations. We maintain physical, electronic and procedural safeguards to guard your non-public personal information. We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process. We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client's authorization, except as permitted by law. We may disclose the non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

THE REGISTRANT UNDERTAKES TO PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF ITS CODE OF ETHICS BY MAIL WHEN THEY CALL THE REGISTRANT AT 1-800-851-8845.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT IT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. AT THIS TIME, THE REGISTRANT BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE TOGETHER OFFERS THE REGISTRANT ADEQUATE OVERSIGHT FOR THE REGISTRANT'S LEVEL OF FINANCIAL COMPLEXITY.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including the review of the registrant's federal and state tax returns. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


---------------------------- ---------------------- ----------------------
                                FYE  08/31/2011         FYE  08/31/2010
---------------------------- ---------------------- ----------------------
Audit Fees                           41,100                  39,900
Audit-Related Fees                    --                        --
Tax Fees                              6,400                   6,300
All Other Fees                        --                        --
---------------------------- ---------------------- ----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by TAIT, WELLER AND BAKER LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:



---------------------------- ---------------------- ----------------------
                                FYE  08/31/2011        FYE  08/31/2010
---------------------------- ---------------------- ----------------------
Audit-Related Fees                    0%                     0%
Tax Fees                              0%                     0%
All Other Fees                        0%                     0%
---------------------------- ---------------------- ----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.



--------------------------------- ---------------------- -----------------------
Non-Audit Related Fees               FYE  08/31/2011        FYE  08/31/2010
--------------------------------- ---------------------- -----------------------
Registrant                                 --                      --
Registrant's Investment Adviser            --                      --
--------------------------------- ---------------------- -----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant's Form N-CSR filed November 10, 2003.

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Purisima Funds

         By     11/2/11
                ----------------------------------
                Kenneth L. Fisher, President

         Date   11/2/11
                ----------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By     /s/ KENNETH L. FISHER
                ----------------------------------
                Kenneth L. Fisher, President

         Date   11/2/11
                ----------------------------------

         By     /S/ KATHERINE TAYLOR
                ----------------------------------
                Katherine Taylor, Treasurer

         Date   11/2/11
                ----------------------------------